UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         December 29, 2004
                                                 -------------------------------


                                   POINT.360
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
-------------------------------   ----------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


    2777 North Ontario Street, Burbank, CA                 91504
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   (Address of principal executive offices)              (Zip Code)


                                 (818) 565-1400
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              (Registrant's telephone number, including area code)


            7083 Hollywood Boulevard, Suite 200, Hollywood, CA 90028
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On November 17, 2004, the Board of Directors of Point.360 (the "Company"), declared a dividend of one Right for each outstanding share of the Company's Common Stock to stockholders of record at the close of business on November 17, 2004. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, without par value (the "Preferred Stock"), at a Purchase Price of $10.00 in cash, subject to adjustment.

        The Rights were issued pursuant to a Rights Agreement dated November 17, 2004 (the "Rights Agreement") between the Company and American Stock Transfer and Trust Company (the "Rights Agent"). On November 17, 2004, the Company filed a Current Report on Form 8-K, which is incorporated herein by reference, that summarized the material terms of the Rights Agreement and that included a copy of the Rights Agreement.

        On December 28, 2004, the Company and the Rights Agent executed an Amended and Restated Rights Agreement dated as of November 17, 2004 (the "Amended Rights Agreement"). The Amended Rights Agreement amends and restates in full the Rights Agreement. Pursuant to the Amended Rights Agreement, Sections 3, 5 and 6 of the Certificate of Determination that is attached as Exhibit A to the Rights Agreement were amended to set forth several changes in the relative rights, preferences and limitations of the Preferred Stock.

        A copy of the Amended Rights Agreement is available free of charge from the the Company. This summary of the Rights and the Amended Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Rights Agreement, which is attached as Exhibit 4.1 and is incorporated herein by reference.


ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

        See description under "Item 1.01 Entry into a Material Definitive Agreement".


ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

        Effective November 17, 2004, the Company filed a Certificate of Determination of Point.360 with the Secretary of the State of California. The Certificate of Determination, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference, describes the rights, preferences, and limitations of the Preferred Stock.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibit 3.1 Certificate  of  Determination  of  Point.360.

        Exhibit 4.1 Amended and Restated Rights Agreement, dated as of November 17, 2004, between Point.360 and American Stock Transfer and Trust Company, which includes as Exhibit A the form of Certificate of Determination of Point.360, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Point.360

Date: December 29, 2004                   By:  /s/ Alan R. Steel
                                          --------------------------------------
                                          Name:  Alan R. Steel
                                          Title: Executive Vice President and
                                                 Chief Financial Officer





                                  EXHIBIT INDEX

Exhibit                            Description
No.
-----------  -------------------------------------------------------------------

3.1          Certificate of Determination of Point.360.

4.1 Amended and Restated Rights Agreement, dated as of November 17, 2004, between Point.360 and American Stock Transfer and Trust Company, which includes as Exhibit A the form of Certificate of Determination of Point.360, as Exhibit B the Form of Right Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares.